UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2004

PHOTON DYNAMICS, INC.

(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	000-27234 (I.R.S. Employer Identification No.)	94-3007502 (Commission File Number)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 226-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2004, Photon Dynamics, Inc. and its Executive Chairman of the Board, Dr. Malcolm Thompson, agreed to extend the consulting period under the consulting agreement, dated March 18, 2004, between Photon Dynamics and Dr. Thompson, from December 31, 2004 to March 31, 2005. As a result of the extension, Dr. Thompson will continue to provide consulting services and receive consulting fees of $12,000 per month through March 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.
Dated: December 23, 2004	By:	/s/ Richard Okumoto
Richard Okumoto
Chief Financial Officer and Secretary